Assets Held for Sale	12 Months Ended
Dec. 31, 2018
Assets Held for Sale [Abstract]
Disclosure of Long Lived Assets Held-for-sale
Assets Held for Sale
The Company did not have any vessels classified as held for sale at December 31, 2018 or 2017.
During 2017, the Company entered into agreements with an unaffiliated third party to sell the SBI Charleston and SBI Cakewalk, two 2014 built Kamsarmax vessels, for approximately $22.5 million each. As such, the Company classified these vessels as held for sale until the completion of the sale, recorded a loss of $17.7 million and wrote off $0.5 million of deferred financing costs. The Company also repaid the related debt of approximately $20.1 million in full.